Exhibit 10(b)


                           ALBERTO-CULVER COMPANY

                     EMPLOYEE STOCK OPTION PLAN OF 1988

                   (as amended through October 24, 1996)


1.    Purpose of ACSOP

      The Alberto-Culver Company Employee Stock Option Plan of 1988 (hereinafter called the "ACSOP") is intended to encourage ownership of the Class A common stock of Alberto-Culver Company (hereinafter called the "Company") by eligible key employees of the Company and its subsidiaries and to provide incentives for them to make maximum efforts for the success of the business. Options granted under the ACSOP will be non-qualified options (not incentive options as defined in Section 422 of the Internal Revenue Code of 1986, as amended).

2.    Eligibility

      Key employees of the Company and its subsidiaries who perform services which contribute materially to the management, operation and development of the business ("Optionees") will be eligible to receive options under the ACSOP. At their request, Mr. Leonard H. Lavin and Mrs. Bernice E. Lavin are ineligible to receive options under the ACSOP.

3.    Administration

      The Compensation Committee of the Board of Directors of the Company, each of whom shall be a "Non-Employee Director," as that term is defined under
Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder (hereinafter called the "Committee") shall have full power and authority, subject to the express provisions of the ACSOP, to determine the purchase price of the stock covered by each option, the Optionees to whom and the time or times at which options shall be granted, the terms and conditions of the options, including the terms of payment therefor, and the number of shares of stock to be covered by each option. The Committee shall have full power to construe, administer and interpret the ACSOP, and full power to adopt such rules and regulations as the Committee may deem desirable to administer the ACSOP, and no member of the Committee shall be liable for any action or determination made in good faith with respect to the ACSOP or any option thereunder.

      The Committee may, in its discretion, delegate to a committee of members of the Committee its authority with respect to such matters under the ACSOP and options granted under the ACSOP as the Committee may specify.

4.    Number of Shares of Stock to be Offered

      The Committee may authorize from time to time the issuance pursuant to the ACSOP of shares not to exceed 3,200,000 of the Company's Class A common stock in the aggregate, subject to adjustment under paragraph 10 hereof. Such shares of Class A common stock which may be issued pursuant to options granted under the ACSOP may be authorized and unissued shares or issued and reacquired shares as the Committee from time to time may determine. If any option granted under the ACSOP shall terminate or be surrendered or expire unexercised in whole or in part, the shares of stock so released from such option may be made the subject of additional options granted under the ACSOP.

5.    Option Price

      The purchase price under each option granted pursuant to the ACSOP shall be determined by the Committee but shall not be less than the Fair Market Value (as defined below) of the Company's Class A common stock at the time the option is granted. For purposes of the ACSOP, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

6.    Grant of Options

      No option may be granted under the ACSOP after January 20, 2003. In addition, the Committee may not grant to any individual Optionee in any fiscal year an option or options with respect to more than 150,000 shares of Class A common stock.



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7.    Term and Exercise of Options

      (a) Each option granted shall provide that it is not exercisable after the expiration of ten (10) years from the date the option is granted, and each option shall be subject to the following limitations upon its exercise:

      (i) Except as otherwise provided in paragraph 11(a) hereof, no option may be exercised until the expiration of one (1) year following the grant of the option.

      (ii) Except as otherwise provided in paragraph 11(a) hereof, on the anniversary date of the grant of the option in each of the four calendar years immediately following the year of the grant of the option, the right to purchase twenty-five percent (25%) of the total number of shares of stock specified in the option shall accrue to the Optionee. Each such right to purchase such twenty-five percent (25%) may be exercised, in whole or in part, at any time after such right accrues and prior to the expiration of ten (10) years from the date of the grant of the option.

      (b) Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide at the date of grant for another time or times of exercise;
(ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purpose of the ACSOP including, without limitation, a requirement that the Optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their Fair Market Value on the date of grant; or (iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Committee, in its discretion, shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years.

      (c) An option may be exercised by giving written notice to the Secretary of the Company specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check or by delivery of shares of Class A common stock, or by a combination of these methods of payment. For this purpose, the per share value of the Class A common stock shall be the Fair Market Value on the date of exercise, as determined by the Committee.

      (d) At any time when an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an option, the Optionee may satisfy this obligation in whole or in part by making an election ("Election") to have the Company withhold shares of Class A common stock of the Company, or, if the Committee so determines, by delivering shares of Class A common stock of the Company ("Delivery") having a value equal to the amount required to be withheld. The value of the shares to be withheld or delivered shall be based on the Fair Market Value of the Class A common stock of the Company on the date of exercise (the "Tax Date"). Each Election or Delivery must be made on or prior to the Tax Date and shall be irrevocable. The Committee may disapprove any Election or Delivery or may suspend or terminate the right to make Elections or Deliveries.

8.    Continuity of Employment

      (a) Each option shall be subject to the following in addition to the restrictions set forth in paragraphs 6 and 7 hereof:

      (i) If an Optionee dies without having fully exercised his or her option, the executors or administrators of his or her estate or legatees or distributees shall have the right during a one (1) year period following his or her death (but not after the expiration of the term of such option) to exercise such option in whole or in part but only to the extent that the Optionee could have exercised it at the date of his or her death.

      (ii) If an Optionee's termination of employment is due to retirement or physical disability, the Optionee's option shall terminate three
             (3) months after his or her termination of employment (but not after the expiration of the term of such option) and may be exercised only to the extent that such Optionee could have exercised it at the date of his or her termination of employment.

     (iii) If an Optionee's termination of employment is for any reason other than death, retirement or physical disability, the Optionee's option shall terminate upon said termination of employment and the Company shall have the right within a period of one year after said termination of employment to reacquire at the option price any stock acquired by the Optionee by exercise of an option within ninety (90) days prior to said termination of employment; provided, however, that if such termination of employment occurs following a Change in Control (as such term is defined in paragraph 11(b) hereof), the Optionee's option shall terminate three (3) months after his or her termination of employment (but not after the expiration of the term of such option) and may be exercised to the extent that such Optionee could have exercised it at the date of his or her termination of employment and the Company shall have no right to reacquire any stock acquired by the Optionee by exercise of an option.

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



      (b) Nothing contained in the ACSOP or any option granted pursuant to the ACSOP shall confer upon any Optionee any right to be continued in the employment of the Company or any subsidiary or shall prevent the Company or any subsidiary from terminating an Optionee's employment at any time, with or without cause. The determination by the Committee of whether an authorized leave of absence constitutes a termination of employment shall be final, conclusive and binding.

9.    Non-Transferability of Options

      An option granted under the ACSOP shall not be assignable or transferable by such Optionee otherwise than by will or the laws of descent and distribution, and an option shall be exercisable during the lifetime of the Optionee only by him or her. An option transferred by will or the laws of descent and distribution may only be exercised by the legatee or distributee during the one year period following the Optionee's death and may only be exercised to the extent it was exercisable by the Optionee prior to his or her death.

10.   Adjustment upon Change in Stock

      Each option and the number and kind of shares subject to future options under the ACSOP will be adjusted, as may be determined to be equitable by the Committee, in the event there is any change in the outstanding Class A common stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, and the Committee's determination of such adjustment provisions shall be final, conclusive and binding.

11.   Change in Control

      (a) (1) Notwithstanding any provision of the ACSOP, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable.

             (2) Notwithstanding any provision of the ACSOP, in the event of a Change in Control in connection with which the holders of shares of the Company's Class A common stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company's Class A common stock available under the ACSOP, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company's Class A common stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee or the committee to which authority has been delegated pursuant to paragraph 3 hereof, such adjustments to be made without an increase in the aggregate purchase price.

             (3) Notwithstanding any provision in the ACSOP, in the event of a Change in Control in connection with which the holders of the Company's Class A common stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company's Class A common stock then subject to such option, multiplied by the excess, if any, of
      (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company's Class A common stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company's Class A common stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

      (b)  "Change in Control" means:

             (1)  The occurrence of any one or more of the following events:

                     (A) The acquisition by any  individual,  entity or group (a
             "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

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



                           (i) directly from the Company, except as otherwise provided in paragraph 11(b)(2)(A);

                           (ii) by the Company, except as otherwise provided in paragraph 11(b)(2)(B);

                           (iii) by an Exempt Person;

                           (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                           (v)  by any corporation  pursuant to a
                                reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses
                                (i) and (ii) of paragraph 11(b)(1)(C) shall be satisfied.


                     (B) The  cessation  for any  reason of the  members  of the
             Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors of the Company (hereinafter called the "Board").

                     (C) Approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

                           (i) more than 60% of the combined voting power of the
                     then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

                           (ii) at least a majority  of the members of the board
                     of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

                     (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

                           (i) more than 60% of the combined voting power of the
                     then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

                           (ii) at least a majority  of the members of the board
                     of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                     (E) Approval by the  stockholders  of the Company of a plan of complete liquidation or dissolution of the Company.

             (2)  Notwithstanding the provisions of paragraph 11(b)(1):

                     (A) no acquisition of Company  Voting  Securities  shall be subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

                     (B) for purposes of clause (ii) of  paragraph  11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the
             Outstanding Company Voting Securities held by the Exempt Persons, and

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



             such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

      (c)  "Exempt Person" (and collectively, the "Exempt Persons") means:

             (1)  Leonard H. Lavin or Bernice E. Lavin;

             (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

             (3) the estate of any of the persons described in paragraph 11(c)(1) or (2);

             (4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or


             (5)  the  Lavin   Family   Foundation   or  any  other   charitable
                  organization established by any person described in paragraph 11(c)(1) or (2).


      (d) "Incumbent Board" means those individuals who, as of October 24, 1996, constitute the Board, provided that:

             (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

             (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

12.   Amendment and Discontinuance

      The Board, without further approval of the stockholders, may, at any time and from time to time, suspend or discontinue the ACSOP in whole or in part or amend the ACSOP in such respects as the Board may deem proper and in the best interests of the Company or as may be advisable, provided, however, that no suspension or amendment shall be made which would:

      (i) Adversely affect or impair any option previously granted under the ACSOP without the consent of the Optionee, or

      (ii) Except as specified in paragraph 10, increase the total number of shares for which options may be granted under the ACSOP or decrease the minimum price at which options may be granted under the ACSOP.

13.   Effective Date

      The ACSOP, as amended, has been adopted and authorized by the Board for submission to the stockholders of the Company. If the ACSOP is approved by the affirmative vote of a majority of the votes attributable to the outstanding shares of the Company's common stock, it shall be deemed to have become effective on October 27, 1994, the date of adoption by the Board, subject to stockholder approval.




249458.04

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